Exhibit 99.(s)(2)

THE PRIVATE SHARES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Daniel A. Doyle, hereby constitutes and appoints Kevin Moss his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Private Shares Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 19, 2024

/s/ Daniel A. Doyle
Daniel A. Doyle

THE PRIVATE SHARES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Herb W. Morgan, hereby constitutes and appoints Kevin Moss his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Private Shares Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 19, 2024

/s/ Herb W. Morgan
Herb W. Morgan

THE PRIVATE SHARES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Timothy Reick, hereby constitutes and appoints Kevin Moss his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Private Shares Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 19, 2024

/s/ Timothy Reick
Timothy Reick